EQ ADVISORS TRUSTSM

EQ/Ultra Conservative Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Aggressive Growth Strategy Portfolio

SUPPLEMENT DATED AUGUST 10, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The Summary Prospectus and the section of the Prospectus entitled “EQ/Ultra Conservative Strategy Portfolio — Class IA, Class IB and Class K Shares” is amended by adding the following sentence as the second to last sentence of the fourth paragraph of the section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy”:

Accordingly, volatility management techniques may also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.

The following change is being made to (1) the Summary Prospectus and the section of the Prospectus entitled “EQ/Conservative Strategy Portfolio — Class IA, Class IB and Class K Shares”, (2) the Summary Prospectus and the section of the Prospectus entitled “EQ/Conservative Growth Strategy Portfolio — Class IA, Class IB and Class K Shares”, (3) the Summary Prospectus and the section of the Prospectus entitled “EQ/Balanced Strategy Portfolio — Class IA, Class IB and Class K Shares”, (4) the Summary Prospectus and the section of the Prospectus entitled “EQ/Moderate Growth Strategy Portfolio — Class IA, Class IB and Class K Shares”, (5) the Summary Prospectus and the section of the Prospectus entitled “EQ/Growth Strategy Portfolio — Class IA, Class IB and Class K Shares”, and (6) the Summary Prospectus and the section of the Prospectus entitled “EQ/Aggressive Growth Strategy Portfolio — Class IB and Class K Shares”:

The section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Strategy” is amended by adding the following sentence as the second to last sentence of the third paragraph:

Accordingly, volatility management techniques may also benefit the insurance companies by reducing the risk that the insurance companies will be required to pay amounts to meet the benefits and guarantees from their own resources.

The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying portfolios and ETFs — Principal Investment Risks” is amended by adding the following information as the sixth paragraph of the risk factor entitled “Volatility Management Risk”:

Insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in a Portfolio have a financial interest in preserving the value of the Portfolio and reducing its volatility due to their obligations for these guaranteed benefits (the cost of providing these guaranteed benefits is related to several factors including the performance and volatility of the Portfolio). To the extent a Portfolio is successful in managing the volatility of returns and downside risk, the insurance companies issuing guaranteed benefits on variable annuity and insurance contracts investing in the Portfolio will also benefit from a reduction in their potential investment risk which will reduce their costs of hedging this risk and may reduce their reserve and capital requirements. These financial benefits to the insurance companies may be significant.